EXHIBIT 10.34
Oleg Logvinov
27 Beacon Hill Drive
East Brunswick, NJ 08816

            October 10, 2006

Kirk Warshaw, CFO
Arkados Group,, Inc.
220 Old New Brunswick Road, Suite 202
Piscataway, NJ 08854

Re: Employment Agreement dated as of May 23, 2004

Dear Kirk:

I refer you to the above referenced agreement. Pursuant to Section 3c) of the agreement, a bonus of $65,333 was payable to me as of December 28, 2005. I hereby agree to temporarily waive this default for a period of 30 days ending November 9, 2006

The temporary waive is made with full reservation of any rights I have under the employment agreement and applicable law and does not alter my letter dated July 19, 2006 relating to the payment of deferred payroll.

Please confirm your receipt of this letter by signing below and returning a copy to me by facsimile or e-mail, original by mail.

Very truly yours,
/s/ Oleg Logvinov
Oleg Logvinov

cc:       Herbert H. Sommer, Esq.
    Len Breslow, Esq.

Receipt confirmed:

CDKNET.COM, INC.

By: _________________________________
       Kirk Warshaw, CFO